                                                                    EXHIBIT 10.2

                                                                    2 July, 1996



Mr. Norman L. Milliard
President and Chief Operating Officer
Accent Color Sciences
800 Connecticut Blvd.
East Hartford, CT 06108



                            Letter of Understanding
                            -----------------------



Dear Norman:

     This letter agreement is an amendment to that certain agreement between the parties effective February 16, 1996 styled a Product Development and Distribution Agreement ("Agreement") and relates to ACS performing certain additional development and testing work as more specifically described herein and shall be effective on the date the last party hereto countersigns this letter below (the "Effective Date").



     1.WORK TO BE PERFORMED BY ACS.  ACS will use its best efforts and at no
       ---------------------------
charge to Xerox or Colorbus to (a) deliver to Colorbus no later than July 1, 1996 an interface specification (including updates) which enables a digital front end to be developed by Colorbus for Xerox under separate agreement by and between Colorbus and Xerox to be interoperable and compatible with the ACS 135 Spot Printer; (b) software, together with appropriate documentation respecting the integration logic to the ACS 135 Spot Printer which software has features and functionality and in a format permitting the aforesaid digital front end development, and (c) promptly after alpha and beta test units of such digital front end are delivered to it by Colorbus or Xerox, test such Colorbus digital front end for interoperability and compatibility with the ACS 135 Spot Printer.



     2.AVAILABILITY OF ACS TECHNICAL SUPPORT. ACS will provide to Xerox and
       -------------------------------------
Colorbus the following technical support: (a) ACS 135 Spot Printer installation,
(b) ACS 135 Spot Printer operator training, (c) ACS 135 Spot Printer service at least in the United States and (d) on-site and telephone technical consultation, as required to support the identified BO installations. In addition, ACS will provide technical support services as described in paragraph
10.02 of the "Agreement".

     3.CONFIDENTIALITY.  In the event one of the parties must disclose to the
       ---------------
other confidential information for the purpose of enabling either party to perform its obligations thereunder, the disclosure and use of such information shall be governed by that certain agreement between the parties styled a "Confidential Disclosure Agreement" and signed by a representative of Xerox on February 15, 1996.

     4.PUBLICITY.  Except as required by law, no party hereto will issue any
       ---------
public statement concerning this letter agreement, or otherwise make this letter agreement public without the prior written consent of the other party.



     5. EXPENSES.  Each party will bear its own expenses in connection with the
        --------
development and other work to be performed thereunder.



     6.FORECASTS.  Xerox shall provide to ACS forecasts per paragraph 4.07 of
       ---------
the Agreement. The first forecast for ACS units to be used in conjunction with DocuTech is to be provided on or before September 1, 1996.



     7.ENTIRE AGREEMENT. This letter agreement, its attached exhibits (Exhibit
       ----------------
"A" entitled "The Toucan Systems Requirements Overview", Exhibit "B" entitled "Key Mileposts for Product Delivery From Accent Color Sciences to Xerox", and Exhibit "C", entitled "Transfer Costs from Accent Color Sciences to Xerox") and the Agreement contain the entire understandings of the parties with respect to the subject matter hereof and supersedes any prior or contemporaneous written instruments or oral agreements and may only be amended by a written instrument signed by representatives of both parties. In the event of any inconsistency between the terms contained in this letter agreement and those contained in the Agreement, the former shall control.

     If the foregoing accurately sets forth our understanding with respect to the subject matter hereof, kindly countersign this letter agreement where indicated below and return such executed copy to the undersigned.


                                         Very truly yours,



                                    By:
                                         --------------------
                                         James A. Contino
                                         Strategic Alliance Manager
                                         Xerox Production Systems Group



AGREED AND ACCEPTED AS
OF THE DATE FIRST WRITTEN
ABOVE:

ACCENT COLOR SCIENCES


By:
     ------------------------------
     Mr. Norman L. Milliard
     President and Chief Operating Officer
     Accent Color Sciences


     ------------------------------
     Date


XEROX CORPORATION


By:  ------------------------------
     Steve Graham
     Vice President and General Manager
     Xerox Production Publishing Solutions

     ------------------------------